UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by party other than the registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[X] Definitive Proxy Statement

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

VERTEX ENERGY, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: _____________________________
(2) Aggregate number of securities to which transaction applies: _____________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________
(4) Proposed maximum aggregate value of transaction: ____________________________________
(5) Total fee paid: ___________________________________

[  ] Fee paid previously with preliminary materials ______________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: __________________________
(2) Form, Schedule or Registration Statement No.: ____________________________
(3) Filing Party: ____________________________
(4) Date Filed: __________________________

VERTEX ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 3, 2014

To our stockholders:

Notice is hereby given of an annual meeting of stockholders of Vertex Energy, Inc. (the “Company”) to be held on June 3, 2014 at 10 A.M. Houston time at Bay Oaks Country Club, 14545 Bay Oaks Boulevard, Houston, Texas 77059 (the “Annual Meeting”), for the following purposes:

1.
To elect five directors to the Board of Directors (the “Board”) each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal.  The Board intends to present for election the following five nominees: Benjamin P. Cowart, Dan Borgen, David Phillips, Christopher Stratton and Timothy Harvey.

2.
To ratify the appointment of LBB & Associates Ltd., LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2014.  The Board of Directors recommends that you approve and ratify the appointment of LBB & Associates Ltd., LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2014.

3.	To transact such other business as may properly come before the annual meeting.

Common and preferred stockholders of record on the close of business on April 18, 2014 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

As a stockholder of record, you are cordially invited to attend the meeting in person.  Stockholders who do not expect to attend the Annual Meeting are encouraged to vote via the Internet, by phone or by returning a signed proxy card.

By Order of the Board of Directors,

_______________
Benjamin P. Cowart
Chairman

Houston, Texas
April 22, 2014

TABLE OF CONTENTS

GENERAL INFORMATION	1
Information Contained In This Proxy Statement	1
Important Notice Regarding the Availability of Proxy Materials	1
Record Date and Shares Entitled to Vote	1
Voting Process	2
Providing and Revoking Proxies	2
Attendance at the Annual Meeting	2
Conduct at the Meeting	2
Quorum; Broker Non-Votes and Abstentions	3
Board of Directors Voting Recommendations	3
Voting Requirements for Each of the Proposals	3
Mailing Costs and Solicitation of Proxies	4
Inspector of Voting	4
Stockholders Entitled to Vote at the Meeting	4
Voting Instructions	4
Confidential Voting	4
Stockholder of Record and Shares Held in Brokerage Accounts	4
Multiple Stockholders Sharing the Same Address	5
Voting Results	5
Company Mailing Address	5
Incorporation by Reference	5
VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS	5
Security Ownership of Certain Beneficial Owners and Management	6
CORPORATE GOVERNANCE	8
Board Leadership Structure	8
Risk Oversight	8
Family Relationships	9
Arrangements between Officers and Directors	9
Other Directorships	9
Involvement in Legal Proceedings	9
Board of Directors Meetings	10
COMMITTEES OF THE BOARD	10
Board Committee Membership	10
Audit Committee	10
Compensation Committee	11
Nominating and Governance Committee	11
Related Party Transaction Committee	13
Risk Committee	13
Stockholder Communications with the Board	14
Director Independence	14
Code of Conduct	14
Whistleblower Protection Policy	15
AUDIT COMMITTEE REPORT	16
EXECUTIVE OFFICERS	17
Significant Employees	17
EXECUTIVE COMPENSATION	18
Summary Compensation Table	18
2013 Say on Pay Vote	19
Board of Directors Compensation	19
Outstanding Equity Awards At Fiscal Year-End	20
Equity Compensation Plan Information	20
Compensation of Officers and Director	21
Employment Agreements	23
Non-Competition and Non-Solicitation Agreement	27
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	27
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	31
PROPOSAL 1. ELECTION OF DIRECTORS	32
PROPOSAL 2. RATIFICATION OF APPOINTMENT OF AUDITORS	36
STOCKHOLDER PROPOSALS	37
Proposals for 2015 Annual Meeting of Stockholders and 2015 Proxy Materials	37
Voting	38
Additional Filings	38
OTHER MATTERS	38
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	39
COMPANY CONTACT INFORMATION	39

VERTEX ENERGY, INC.

PROXY STATEMENT
FOR AN ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

Vertex Energy, Inc. (“Vertex,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2013 annual meeting of stockholders (the “Annual Meeting”) to be held on June 3, 2014 at 10 A.M. Houston time at Bay Oaks Country Club, 14545 Bay Oaks Boulevard, Houston, Texas 77059, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on April 23, 2014. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information.  Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on March 25, 2014 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Form 10-K, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy) via the Internet at https://www.iproxydirect.com/VTNR or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date.  In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on April 18, 2014 (the “Record Date”).  Each stockholder of record as of the Record Date is entitled to one vote for each share of common stock and Series A Convertible Preferred Stock held by him, her or it on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. At the close of business on the Record Date, there were 21,909,739 shares of our common stock outstanding and 779,342 shares of our Series A Convertible Preferred stock outstanding, for a total of 22,689,081 voting shares eligible to be voted at the Annual Meeting. Other than our common stock and Series A Convertible Preferred Stock, we have no other voting securities currently outstanding.

Voting Process

If you are a stockholder of record, there are five ways to vote:

•	In person. You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock and Series A Convertible Preferred Stock at the close of business on the Record Date and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock or preferred stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock or preferred stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Conduct at the Meeting

The Chairman has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum; Broker Non-Votes and Abstentions

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of voting stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Annual Meeting.  However, approval of the proposals (other than the election of directors) requires the affirmative vote of a majority the votes cast on such proposal, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes.  The election of directors requires a plurality of the votes cast at the Annual Meeting. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast.

Board of Directors Voting Recommendations

Our Board of Directors recommends that you vote your shares:

•	“FOR” each of the nominees to the Board of Directors (Proposal 1).

•	“FOR” the ratification of the appointment of LBB & Associates Ltd., LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2014 (Proposal 2).

Voting Requirements for Each of the Proposals

For Proposal 1, the five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Votes withheld shall have no legal effect.

Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast on the proposal, provided that a quorum exists at the Annual Meeting.

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

Representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company.  If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2013 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2013 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2013 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Chris Carlson, at our principal executive offices at 1331 Gemini Street, Suite 250, Houston, Texas 77058, or a stockholder may make a request by calling our Corporate Secretary, Chris Carlson at (866) 660-8156.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

Incorporation by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock and Series A Convertible Preferred Stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 21,909,739 shares of our common stock outstanding and 779,342 shares of our Series A Convertible Preferred stock outstanding, for a total of 22,689,081 voting shares. Other than our common stock and Series A Convertible Preferred Stock, we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock and preferred stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers and significant employees; and (iv) all of our current executive officers, significant employees and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

Name	Number of Common Stock Shares		Percent of Common Stock		Number of Preferred Stock Shares(#)	Percent of Preferred Stock	Total Voting Shares	Percent of Total Voting Shares
Executive Officers, Significant Employees and Directors
Benjamin P. Cowart	8,001,709	(1)	35.9%		-	- %	8,001,709	34.7%
Chris Carlson	979,170	(2)	4.4%		-	- %	979,170	4.3%
Dan Borgen	307,824	(3)	1.4%		-	- %	307,824	1.4%
David Phillips	12,500	(4)	*	%	-	- %	12,500	*	%
Christopher Stratton	112,500	(5)	*	%	-	- %	112,500	*	%
Timothy C. Harvey	5,800	(6)	*	%	-	- %	5,800	*	%
Greg Wallace(10)	618,001	(7)	2.8%		-	- %	618,001	2.7%
John Strickland(10)	185,000	(8)	*	%	-	- %	185,000	*	%
Matthew Lieb	207,089	(9)	*	%	-	- %	207,089	*	%
All Executive Officers, Significant Employees and Directors as a group (9 persons)(11)	10,429,593		44.8%		-	- %	10,429,593	42.7%

5% Stockholders

None (12)

* Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(#) Converts into common stock at the option of each holder on a one-for-one basis and votes one voting share on all stockholder matters.

(1) Includes 100,765 shares held by VTX, Inc. (“VTX”), 7,500 shares of common stock owned by Vertex Holdings, L.P. (“Holdings”) which Mr. Cowart has control over and which shares Mr. Cowart is deemed to beneficially own, and includes 4,796,761 shares of common stock held through Mr. Cowart’s family partnership (B&S Cowart II Family LP), which shares he is deemed to beneficially own.  Also includes warrants to purchase an aggregate of 3,178 shares of our common stock held by VTX, at various exercise prices from $11.10 to $37.00 per share, and with various expiration dates from between May 1, 2014 and May 21, 2017 (the “Make-Whole Warrants”).  Also includes Make-Whole Warrants to purchase an aggregate of 268,641 shares of our common stock held personally by Mr. Cowart.  Also includes options to purchase 80,000 shares of our common stock at an exercise price of $0.50 per share and options to purchase 12,500 shares of our common stock at an exercise price of $3.03 per share.  Does not include options to purchase 12,500 shares at an exercise price of $3.03 per share or options to purchase 100,000 shares at an exercise price of $3.03 per share, which options have not vested to Mr. Cowart.

(2) Includes Make-Whole Warrants to purchase 16,835 shares of our common stock, options to purchase 140,000 shares of our common stock at an exercise price of $1.20 per share, options to purchase 18,750 shares of our common stock at an exercise price of $0.45 per share, options to purchase 25,000 shares of our common stock at an exercise price of $2.75 per share and options to purchase 50,000 shares of common stock at an exercise price of $2.75 per share.  Does not include options to purchase 50,000 shares of common stock at an exercise price of $2.75 per share or options to purchase 100,000 shares of our common stock at an exercise price of $2.96 per share, which options have not vested to Mr. Carlson.

(3) Includes options to purchase 20,000 shares of our common stock at an exercise price of $1.20 per share, options to purchase 80,000 shares of our common stock at an exercise price of $0.45 per share and options to purchase 12,500 shares of our common stock at an exercise price of $2.75 per share.  Does not include options to purchase 12,500 shares of our common stock at an exercise price of $2.75 per share or options to purchase 60,000 shares of common stock at an exercise price of $2.96 per share, which options have not vested to Mr. Borgen. Also includes 195,324 shares of common stock held by KKB Holdings LLC, a Limited Liability Company which is owned by a Family Trust, which entity is owned by family members of Dan Borgen, who serves as a member of and as President of such entity, which securities Mr. Borgen is deemed to beneficially own.

(4) Includes options to purchase 12,500 shares of common stock at an exercise price of $2.75 per share.  Does not include options to purchase 12,500 shares of our common stock at an exercise price of $2.75 per share or options to purchase 60,000 shares of our common stock at an exercise price of $2.96 per share, which options have not vested to Mr. Phillips.

(5) Includes options to purchase 100,000 shares of our common stock at an exercise price of $0.45 per share and options to purchase 12,500 shares of common stock at an exercise price of $2.75 per share.  Does not include options to purchase 12,500 shares of our common stock at an exercise price of $2.75 per share or options to purchase 60,000 shares of common stock at an exercise price of $2.96 per share, which options have not vested to Mr. Stratton.

(6) Includes 4,000 shares of common stock held in the name of the Caylyn Harvey Trust and 1,800 shares of common stock held in the name of the Lexie Harvey Irrevocable Trust, which shares Mr. Harvey is deemed to beneficially own. Does not include options to purchase 60,000 shares of common stock at an exercise price of $2.96 per share, which options have not vested to Mr. Harvey.

(7) Includes Make-Whole Warrants to purchase 5,967 shares of our common stock, options to purchase 124,000 shares of our common stock at an exercise price of $1.20 per share, and options to purchase 100,000 shares of our common stock at an exercise price of $0.45 per share.

(8) Includes options to purchase 60,000, 25,000, 25,000 and 75,000 shares of our common stock at exercise prices of $1.20, $0.45, $2.75 and $1.82, respectively.  Does not include options to purchase 25,000 or 75,500 shares of our common stock at exercise prices of $2.75 and $1.82, respectively, which options have not vested to Mr. Strickland.

(9) Includes options to purchase 40,000 shares of our common stock at an exercise price of $14.20 per share and options to purchase 100,000 shares of our common stock at an exercise price of $0.50 per share.

(10) Significant employees, not officers or directors.

(11) Not including significant employees included in the table above, the Company has seven officers and directors, who beneficially own 9,626,592 shares of common stock representing 42.1% of the Company’s common stock and 40.7% of the Company’s voting stock.

(12) To our knowledge, except as noted in the table above, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s securities.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Information regarding the members of and biographical information of our Board of Directors is provided below under “Proposal 1 - Election of Directors” (beginning on page 32).

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Cowart. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time.  Mr. Cowart possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance.  The Related Party Transaction Committee is charged with the review and pre-approval of any and all related party transactions.  The Risk Committee assists the Board in connection with the oversight of the Company’s management of key risks, including strategic and operational risks, as well as the guidelines, policies and processes for monitoring and mitigating such risks in connection with, among other things, sales, market dynamics, and hedging strategies (the Company’s committees are described in greater detail below (beginning on page 10)).

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(4)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(5)
being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6)
being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

The Company had four official meetings of the Board of Directors of the Company during the last fiscal year ending December 31, 2013.  Each director attended at least 75% of the total number of meetings of the Board and Board committees on which the director served. The Company has not adopted a policy requiring its directors to attend its annual meeting of stockholders. None of our directors attended last year’s annual meeting.

COMMITTEES OF THE BOARD

Board Committee Membership

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Related Party Transaction Committee	Risk Committee
Benjamin P. Cowart
Dan Borgen	M	C	M	M
David Phillips	M	M	M	C
Christopher Stratton	C	M	C		M
Timothy Harvey					C

C - Chairman of Committee.
M – Member.

The charter for each committee of the Board identified below is available on our website at www.vertexenergy.com. Copies of the committee charters are also available for free upon written request to our Corporate Secretary. Additionally, the committee charters (other than the Risk Committee Charter) were filed as an exhibit to the Company’s Form 8-K/A dated February 13, 2013, filed with the SEC on February 13, 2013 as Exhibit 99.2 and the charter of the Risk Committee was filed as Exhibit 99.2 to the Company’s Form 10-Q for the period ended September 30, 2013, filed with the SEC on November 6, 2013.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NASDAQ rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Stratton, is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Stratton has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information under “Proposal 1 - Election of Directors” below (beginning on page 32).

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Audit Committee held 4 meetings during the year ended December 31, 2013 and is currently comprised of Messrs. Stratton (Chairman), Borgen and Phillips.

You can access our Audit Committee Charter on our website at www.vertexenergy.com (“Investor Relations” – “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Audit Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Audit Committee Charter was filed as an exhibit to the Company’s Form 8-K/A filed with the SEC on February 13, 2013 as Exhibit 99.2.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

The Compensation Committee held 2 meetings during the year ended December 31, 2013 and is currently comprised of Messrs. Borgen (Chairman), Stratton and Phillips, each independent members of the Board of Directors.

You can access our Compensation Committee Charter on our website at www.vertexenergy.com (“Investor Relations” – “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Compensation Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Compensation Committee Charter was filed as an exhibit to the Company’s Form 8-K/A filed with the SEC on February 13, 2013 as Exhibit 99.2.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

    In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

    The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholders Proposals” on page 37 below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable NASDAQ and SEC rules and regulations.

The Nominating and Governance Committee did not hold any meetings during the year ended December 31, 2013, provided that the Committee did take action via a consent to action without meeting to approve the nominees for the 2013 annual meeting. The Nominating and Governance Committee is currently comprised of Messrs. Stratton (Chairman), Borgen, and Phillips, each independent members of the Board of Directors.

You can access our Nominating and Governance Committee Charter on our website at www.vertexenergy.com (“Investor Relations” – “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Nominating and Governance Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Nominating and Governance Committee Charter was filed as an exhibit to the Company’s Form 8-K/A filed with the SEC on February 13, 2013 as Exhibit 99.2.

Related Party Transaction Committee

The Related Party Transaction Committee is required to include at least two “independent directors” (defined to mean any individual who does not beneficially own more than 5% of the outstanding voting shares of the Company, is not employed by, or an officer of, the Company or any entity related to Benjamin P. Cowart, is not a director or manager of any such company, is not a family member of Mr. Cowart, and would qualify as an “Independent Director” as defined in the rules and regulations of NASDAQ). This Related Party Transaction Committee is charged with the review and pre-approval of any and all related party transactions.

The Related Party Transaction Committee did not hold any meetings during the year ended December 31, 2013. The Related Party Transaction Committee is currently comprised of Messrs. Phillips (Chairman), and Borgen, each independent members of the Board of Directors.

You can access our Related Party Transaction Committee Charter on our website at www.vertexenergy.com (“Investor Relations” – “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Related Party Transaction Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Related Party Transaction Committee Charter was filed as an exhibit to the Company’s Form 8-K/A filed with the SEC on February 13, 2013 as Exhibit 99.2.

Risk Committee

The Risk Committee’s role is to assist the Board in connection with the oversight of the Company’s management of key risks, including strategic and operational risks, as well as the guidelines, policies and processes for monitoring and mitigating such risks in connection with, among other things, sales, market dynamics, and hedging strategies.

Subject to the sole determination of the Board and where applicable, the Audit Committee, the principal responsibilities and functions of the Risk Committee are to review and discuss with management the Company’s risk governance structure, risk assessment and risk management practices, the guidelines, policies and processes for risk assessment and risk management and the effectiveness of applicable risk management frameworks; to review and discuss with management the Company’s risk appetite, tolerance and strategy relating to key risks, including credit risk, legal risk, regulatory risk, operational risk, liquidity and funding risk, market risk, product and sales risk, risk relating to hedging transactions and reputational risk, as well as the guidelines, policies and processes for monitoring and mitigating such risks; to review at least yearly, the major risk exposures of the Company and its business units, including market, credit, operational, liquidity, funding, and reputational risk, against established risk measurement methodologies and the steps management has taken to monitor and control such exposures; to assess whether compliance and risk mitigation programs and initiatives are fulfilling their purpose or require any modification, and suggest remedial action where necessary; to review disclosure regarding risk contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, if any; and to review reports on selected risk topics as the Committee deems appropriate from time to time; to discharge any other duties or responsibilities delegated to the Committee by the Board.

The Risk Committee, which was formed effective July 24, 2013, held 2 meetings during the year ended December 31, 2013. The Risk Committee is currently comprised of Messrs. Harvey (Chairman) and Stratton, each independent members of the Board of Directors.

The Risk Committee Charter was filed as an exhibit to the Company’s Form 10-Q for the period ended September 30, 2013, filed with the SEC on November 6, 2013 as Exhibit 99.2 thereto, and any stockholder who so requests may obtain a free copy of our Risk Committee Charter by submitting a written request to our Corporate Secretary.

Stockholder Communications with the Board

Our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Corporate Secretary, 1331 Gemini Street, Suite 250, Houston, Texas 77058, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Director Independence

The Board of Directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with NASDAQ’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Mr. Borgen, Mr. Phillips, Mr. Stratton and Mr. Harvey are independent. Due to the fact that Mr. Cowart serves as our Chief Executive Officer and President, Mr. Cowart is not independent.   A majority of the Board is comprised of independent directors.

Code of Conduct

Pursuant to NASDAQ and SEC rules, we have adopted a Code of Ethical Business Conduct (“Code of Conduct”) that applies to all of our directors, officers and employees.

You can access our Code of Conduct on our website at www.vertexenergy.com (“Investor Relations” – “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Code of Conduct by submitting a written request to our Corporate Secretary. Additionally, the Code of Conduct was filed as an exhibit to the Company’s Form 8-K/A dated February 13, 2013, filed with the SEC on February 13, 2013 as Exhibit 14.1.

We intend to disclose any amendments to our Code of Conduct and any waivers with respect to our Code of Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.vertexenergy.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Conduct to any such officers or employees.

Whistleblower Protection Policy

The Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. You can access our Whistleblower Policy on our website at www.vertexenergy.com (“Investor Relations” – “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Whistleblower Policy by submitting a written request to our Corporate Secretary. The Whistleblower Policy has been reviewed and approved by the Board. The Company’s Whistleblower Policy was filed as an exhibit to the Company’s Form 8-K/A dated February 13, 2013, filed with the SEC on February 13, 2013 as Exhibit 14.1.

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2013, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for year ended December 31, 2013 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Audit Committee

/s/ Christopher Stratton (Chairman)
/s/ Dan Borgen
/s/ David Phillips

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
Benjamin P. Cowart	President and Chief Executive Officer	45
Chris Carlson	Chief Financial Officer and Secretary	41
Matthew Lieb	Chief Operating Officer	42

BENJAMIN P. COWART, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Information regarding Mr. Cowart is set forth in “Proposal No. 1 – Election of Directors”, below (beginning on page 32).

CHRIS CARLSON – CHIEF FINANCIAL OFFICER AND SECRETARY (Age 41): Mr. Carlson has served as our Secretary since our inception and Chief Financial Officer since June 2010.  Mr. Carlson brings a range of experience to his role with the Company.  Mr. Carlson worked for Vertex Holdings, L.P. (“Holdings”) as the Vice President of Finance prior to the Merger (described under “Certain Relationships and Related Party Transactions”, below) in April 2009 where he oversaw the administrative functions of the company, including legal and banking, a position which he had held since October 2001.  Mr. Carlson worked for FuelQuest, Inc. before joining Holdings in 2001. There he worked as a Project Lead managing implementations of e-commerce services for new customers. In addition, he also planned and developed testing requirements for e-commerce applications. Mr. Carlson was with Pagenet, a wireless communications company prior to FuelQuest, Inc., where he worked as a Strategic Account Supervisor. Mr. Carlson earned his BS degree in Business Finance from the University of Houston.

MATTHEW LIEB - CHIEF OPERATING OFFICER (Age 42): Mr. Lieb has served as our Chief Operating Officer since April 2009. Mr. Lieb previously served as World Waste Technology, Inc.’s Chief Operating Officer from May 2007 until April 16, 2009.  Mr. Lieb is a former U.S. Army officer and holds a BS in Finance from Georgetown University and an MBA from Harvard Business School.

Significant Employees:

Greg Wallace – Vice President of Refining and Marketing

Mr. Wallace provides the Company with over 18 years of experience in the petroleum and chemicals trading industry.  Mr. Wallace previously spent a portion of his time working for both the Company and Holdings prior to the Acquisition (described below under “Certain Relationships and Related Party Transactions” – “Material Acquisition” (page 30)), after which time Mr. Wallace no longer spends any time on Holdings matters. Mr. Wallace manages several departments for the Company including processing, used oil recovery technology, purchasing and selling of various petrochemical products, and transportation of lube oils and solvents. Prior to joining Holdings in 2005, Mr. Wallace was President of TRW Trading, a company that he co-founded in 2001. Mr. Wallace has served in various management roles ranging from marketing a variety of gasoline blendstocks, various solvents, waste recycling, hazardous/non-hazardous handling, and then later becoming qualified to perform oil spill prevention and response. Mr. Wallace began his petrochemical career with Valley Solvents & Chemicals, where he served as project General Manager responsible for sourcing used feedstocks and selling products into favorable markets.

John Strickland - Manager of Supply

Mr. Strickland serves as our Manager of Supply.  Mr. Strickland joined Holdings in late 2007. Mr. Strickland previously spent a portion of his time working for both the Company and Holdings prior to the Acquisition (described below under “Related Party Transactions” – “Material Acquisition” (page 30)), after which time Mr. Strickland no longer spends any time on Holdings matters. Mr. Strickland has over 21 years of experience in management roles of developing companies in the recycling of used oils and the fuel blending business. In his various positions, he has developed used oil collection fleets, environment services (non-hazardous), Terminal business of #6-oil from water ports and helped develop software for used oil collection fleets. Mr. Strickland was the General Manager of Texpar Energy Inc. from 1999 to 2003 and Special Project Manager for Texpar Energy, L.L.C. from 2004 to 2007. From 1986 to 1999, he was the General Manager and Vice- President of Sellers Oil Inc., then one of the largest recycling and fuel marketers of used oil and #6-fuel oil in the southeast.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and two most highly compensated officers other than the Chief Executive Officer and Chief Financial Officer.

Summary Compensation Table (1)

Name and Principal Position	Year Ended December 31	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)

Benjamin P. Cowart	2013	$260,096	$(3)		$-	$10,471	$-	$270,567
Chairman, CEO, and President	2012	$240,769	$224,000		$-	$11,203	$-	$475,972

Chris Carlson	2013	$204,006	$127,162	(4)	$-	$24,582	$-	$355,750
Chief Financial Officer and Secretary	2012	$184,000	$49,500		$-	$22,224	$-	$255,724

John Strickland	2013	$165,329	$115,208	(4)	$-	$42,453	$-	$322,990
Manager of Supply and Trade	2012	$152,262	$94,258		$-	$22,841	$-	$269,361

Greg Wallace	2013	$142,800	$284,958	(5)	$-	$4,500	$-	$432,258
Vice President of Refining and Marketing	2012	$141,910	$343,630		$-	$10,461	$-	$496,001

(1)  Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.  None of our executive officers received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings during the periods presented.

(2) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3) The amount of  Mr. Cowart's 2013 bonus has not yet been determined by the Compensation Committee, and is therefore not included in the table above.

(4) Represents amounts paid in 2014 as a bonus for fiscal 2013.

(5) Represents amounts accrued as of December 31, 2013, but subsequently paid in 2014.

2013 Say on Pay Vote

At the annual meeting of our shareowners held in June 2013, stockholders holding 50.5% of the total shares eligible to be voted at the annual meeting and 99.9% of the shares voted at the annual meeting, voted in favor of our Named Executive Officers’ 2012 compensation. The Board and the Compensation Committee considered these favorable results and did not make significant changes to our executive compensation program because it believes this advisory shareowner vote indicates strong support for our current compensation policies.

Board of Directors Compensation:

The following table sets forth summary information concerning the compensation we paid to directors during the year ended December 31, 2013:

NAME (1)	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(2)	ALL OTHER COMPENSATION ($)	TOTAL ($)
David Phillips	$43,550 (5) (6)	$11,260	-	$54,810
Dan Borgen	$35,113 (5) (7)	$11,260	-	$46,373
John Pimentel (3)	$17,113 (8)	$7,636	-	$24,749
Christopher Stratton	$23,000 (5) (7)	$12,160	-	$35,160
Timothy C. Harvey (4)	$48,000 (5)	$3,079	-	$51,079

* The table above does not include the amount of any expense reimbursements paid to the above directors.  No directors received any Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, or Nonqualified Deferred Compensation Earnings during the period presented.  Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) Mr. Cowart did not receive any compensation separate from the consideration he received as one of our officers for the year ended December 31, 2013 in consideration for his service to our Board.

(2) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3) Mr. Pimentel did not stand for re-election at the Company’s 2013 Annual Meeting held on June 7, 2013, and as such, ceased serving as a director of the Company effective on June 7, 2013.

(4) Mr. Harvey was appointed as a director of the Company effective January 2, 2013.

(5) Includes $2,500 of fees incurred in fiscal 2013, but paid in fiscal 2014.

(6) Does not include $10,500 of fees incurred in fiscal 2012 and paid in fiscal 2013.

(7) Does not include $11,500 of fees incurred in fiscal 2012 and paid in fiscal 2013.

(8) Does not include $11,000 of fees incurred in fiscal 2012 and paid in fiscal 2013.

Outstanding Equity Awards At Fiscal Year-End (1)

Name	Number of securities underlying unexercised options (#) Exercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Benjamin P. Cowart CEO and President	80,000	-	20,000	$0.50	7/15/14
	12,500	-	12,500	$3.03	9/23/16
	-	-	100,000	$3.26	9/27/18

Chris Carlson CFO and Secretary	140,000	-	-	$1.20	5/16/18
	25,000	-	-	$0.45	7/15/19
	50,000	-	50,000	$2.75	9/23/21
	-	-	100,000	$2.96	9/27/23

Matthew Lieb COO	200,000(2)	-	-	$0.50	1/28/19
	50,000(3)	-	-	$0.45	7/15/19
	40,000	-	-	$14.20	5/21/17

Greg Wallace VP of Refining and Marketing	124,000	-	-	$1.20	5/16/18
	100,000	-	-	$0.45	7/15/19

John Strickland Manager of Supply and Trade	60,000	-	-	$1.20	5/16/18
	25,000	-	-	$0.45	7/15/19
	25,000	-	25,000	$2.75	9/23/21
	75,000	-	75,000	$1.82	8/17/22

(1) The table above only includes equity awards granted in consideration for services rendered by the named executives and significant employees disclosed above, and does not include any warrants, options or other securities granted in connection with any other transactions. We have no outstanding, vested, unvested, earned or unearned stock awards outstanding as of December 31, 2013.

(2) 100,000 of such options were exercised subsequent to year-end in April 2014.

(3) All 50,000 options were exercised subsequent to year-end in April 2014.

Equity Compensation Plan Information

The Company previously assumed World Waste Technologies, Inc.’s (“World Waste’s”) 2004 Incentive Stock Option Plan (the “2004 Plan”), which was approved by stockholders, and provided for the issuance of a total of up to 200,000 shares of common stock and options to acquire common stock to employees, directors and consultants.

The Company also previously assumed World Waste’s 2007 Incentive Stock Plan (the “2007 Plan”), which was not stockholder-approved. The 2007 Plan provided for the issuance of a total of up to 600,000 shares of common stock and options to acquire common stock to employees, directors and consultants.

Effective May 16, 2008, our Board of Directors approved our 2008 Stock Incentive Plan, which was subsequently approved by a majority of our stockholders on December 3, 2008, which allows the Board of Directors to grant up to an aggregate of 600,000 qualified and non-qualified stock options, restricted stock and performance based awards of securities to our officers, directors and consultants to help attract and retain our qualified personnel (the “2008 Plan”).

Effective July 15, 2009, our Board of Directors approved our 2009 Stock Incentive Plan, which was subsequently approved by a majority of our stockholders on July 14, 2010, which allows the Board of Directors to grant up to an aggregate of 1,575,000 qualified and non-qualified stock options, restricted stock and performance based awards of securities to our officers, directors and consultants to help attract and retain qualified personnel (the “2009 Plan” and collectively with the 2008 Plan, the “Plans”).

The following table provides information as of December 31, 2013 regarding the Plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights*	Weighted-average exercise price of outstanding options, warrants and rights*	Number of securities available for future issuance under equity compensation plans (excluding those in first column)*
Equity compensation plans approved by the security holders	2,442,050	$5.04	1,575,746
Equity compensation plans not approved by the security holders	207,083	$0.58	-
Total	2,649,133		1,575,746

* Does not include (a) certain outstanding options and warrants granted by the Company's predecessor, World Waste, prior to the Merger (defined and described below under under “Certain Relationships and Related Party Transactions” – “Merger”, on page 30), totaling approximately 315,867 shares of common stock issuable upon exercise of outstanding options, warrants and rights to purchase shares of common stock of the Company with a weighted-average exercise price of $17.28 per share; and (b) securities available for future issuance under equity compensation plans approved by security holders and not approved by security holders of World Waste, assumed in the Merger, which the Company does not plan to issue any additional securities in connection with.

Compensation of Officers and Directors

In consideration for agreeing to serve as one of our directors, on May 16, 2008 each of Messrs. Borgen, Phillips, and Mr. Ingram Lee (who passed away on April 16, 2012) were granted an option to acquire up to 20,000 shares of our common stock at an exercise price of $1.20 per share. The options expire if unexercised on the earlier of (a) the tenth anniversary of the grant date or (b) three months after the termination of the director’s service to us (provided that in the event of the death of the director, for example in Mr. Lee’s case, the options were exercisable for a year after the death of Mr. Lee). The options vested at the rate of 25% of the total options per year on each annual anniversary of the grant date and contain a cashless exercise provision.

Effective July 15, 2009, our Board of Directors approved our 2009 Stock Incentive Plan and the grant of an aggregate of 815,000 stock options to certain employees, directors and officers of the Company.  Our 2009 Stock Incentive Plan (the “2009 Plan”), was approved on July 14, 2010 by a majority of our stockholders, and allows the Board of Directors to grant up to an aggregate of 1,575,000 qualified and non-qualified stock options, restricted stock and performance based awards of securities to our officers, directors and consultants to help attract and retain qualified personnel.

Pursuant to and in connection with the 2009 Plan, the Board of Directors granted an aggregate of 315,000 incentive stock options to certain of our employees in consideration for services rendered and to be rendered to us (the “Employee Options”).  Included in the Employee Option grants were the grant of options to purchase 25,000 shares to Chris Carlson, our Chief Financial Officer and Secretary; and options to purchase 50,000 shares to Matthew Lieb, our Chief Operating Officer.

The Board of Directors also approved the grant of non-qualified stock options to purchase 100,000 shares to Christopher Stratton, our former Chief Financial Officer and current director, pursuant to the 2009 Plan and contingent upon Mr. Stratton’s acceptance of Mr. Stratton’s terms of employment as Chief Financial Officer, which were subsequently accepted by Mr. Stratton (the “Stratton Options”).

Additionally, pursuant to and in connection with the 2009 Plan, the Board of Directors granted an aggregate of non-qualified stock options to purchase 400,000 shares to our then directors (80,000 options to each of our then directors) in consideration for services rendered and to be rendered to us (the “Director Options,” and collectively with the Employee Options, and the Stratton Options, the “Options”).

The Employee and Director Options were granted at an exercise price of $0.45 per share, which represented the mean between the highest and lowest quoted selling prices of our common stock (the “Mean Selling Price”) on the grant date (July 15, 2009), except for options granted to Mr. Cowart, which had an exercise price of $0.50 per share, which represented greater than 110% of the Mean Selling Price on the grant date, as required by the 2009 Plan, as Mr. Cowart is a greater than 10% stockholder of us.

All of the Options vest at the rate of ¼ of each grantee’s options per year on the anniversary date of such grants, subject to accelerated vesting in the event of a change of control of us, and expire upon the earlier of (a) 90 days following the termination of their employment (or in the case of a director, such director’s appointment) with us; and (b) ten years from the grant date, other than in connection with Mr. Cowart’s Options, which had a five year term, as otherwise provided in the option agreements evidencing each grant.

Effective September 23, 2011, our Board of Directors approved the grant of an aggregate of 390,000 stock options to certain of our employees, directors and officers pursuant to the 2009 Plan.

Specifically, the Board of Directors granted incentive stock options to purchase an aggregate of 240,000 shares to certain of our employees in consideration for services rendered and to be rendered to us (the “2011 Employee Options”).  Included in the 2011 Employee Option grants were the grant of options to Chris Carlson, our Secretary and Chief Financial Officer to purchase 100,000 shares; and options to Kevin Cowart, an employee of us and the nephew of our Chief Executive Officer, Benjamin P. Cowart, to purchase 15,000 shares.

The Board of Directors also granted non-qualified stock options to purchase an aggregate of 150,000 shares to our then directors (25,000 options each) in consideration for services rendered and to be rendered to the Company (the “2011 Director Options,” and collectively with the 2011 Employee Options, the “2011 Options”).

The 2011 Options were granted at an exercise price of $2.75 per share, which represented the Mean Selling Price on the grant date (September 23, 2011), except for the 2011 Options granted to Mr. Cowart, which had an exercise price of $3.03, which represented 110% of the Mean Selling Price on the grant date, as required by the Plan, as Mr. Cowart is a greater than 10% stockholder of us.

All of the 2011 Options vest at the rate of ¼ of each grantee’s options per year on the anniversary date of such grants, subject to accelerated vesting in the event of a change of control of us, and expire upon the earlier of (a) 90 days following the termination of their employment (or in the case of a director, such director’s appointment) with us; and (b) ten years from the grant date, except for Mr. Cowart’s options which expire five years from the grant date, as otherwise provided in the option agreements evidencing each grant.

In August 2012, we granted options to purchase 150,000 shares of our common stock to John Strickland, the Manager of Supply and Trade, in connection with our July 2012 entry into an employment agreement with Mr. Strickland.  The options have a term of 10 years, an exercise price of $1.82 per share (the closing price of the Company’s common stock on the August 17, 2012 grant date), and vest at the rate of 1/4th of such options on each of the three anniversaries of the grant date, with the first 37,500 option tranche vesting on such grant date, in each case subject to the Company’s 2009 Plan.

Effective September 27, 2013, the Board of Directors of the Company approved (i) the grant of non-qualified stock options to purchase an aggregate of 240,000 shares of the Company’s common stock (60,000 options each) to each of Dan Borgen, David Phillips, Christopher Stratton and Timothy Harvey, all non-executive members of the Board of Directors; (ii) the grant of incentive stock options to purchase an aggregate of 100,000 and 100,000 shares of the Company’s common stock to Benjamin P. Cowart and Chris Carlson, respectively, the Chief Executive Officer and Chief Financial Officer of the Company; and (iii) incentive stock options to purchase an aggregate of 75,000 shares of the Company’s common stock to Mike Stieneker, the General Manager of H&H Oil, L.P., an entity wholly-owned by the Company, each in consideration for services to be rendered by such persons through July 2017 (collectively, the “September 2013 Options”).

The September 2013 Options were granted under the Company’s 2013 Stock Incentive Plan and  had a term of ten years; provided that Mr. Cowart’s September 2013 Options have a term of five years, subject in all cases to the terms and conditions of the 2013 Stock Incentive Plan.  The September 2013 Options vest to each individual at the rate of 1/4th of such options per year on each of July 25, 2014, July 25, 2015, July 25, 2016 and July 25, 2017.  The September 2013 Options (other than Mr. Cowart’s) had an exercise price of $2.96 per share, the mean between the highest and lowest quoted selling prices of the Company’s common stock on the NASDAQ market on the effective date of the grant of the September 2013 Options (the “Market Price”); provided that Mr. Cowart’s options had an exercise price of $3.26 per share, representing 110% of the Market Price.

Employment Agreements

Benjamin P. Cowart, Chief Executive Officer and President

Pursuant to Mr. Cowart’s, five year employment agreement, entered into effective April 16, 2009, which expired April 16, 2014 pursuant to its terms, provided that Mr. Cowart and the Company are currently negotiating an extension of the agreement and have agreed to operate under the terms of the prior agreement until such time as another employment agreement or formal extension of the prior agreement has been mutually agreed to. Mr. Cowart’s annual compensation package includes (1) a base salary of $250,000 per year ($267,500 per year effective for the 2013 fiscal year), subject to annual increases as determined in the sole discretion of the Compensation Committee, and (2) a bonus payment to be determined in the sole discretion of the Compensation Committee, which totaled $224,000 for the 2012 year and has not yet been determined for the 2013 year. Mr. Cowart will also be eligible to participate in our stock option plan and other benefit plans. We may terminate Mr. Cowart’s employment for “cause” (which is defined to include, among other things, a material breach of the agreement by Mr. Cowart). Mr. Cowart may terminate his agreement upon delivery to us of written notice of termination for any reason, including “good reason,” which is defined to include, among other things, a material breach of the agreement by us, or a modification of Mr. Cowart’s duties such that they are inconsistent with the position and title of Chief Executive Officer.

Upon termination of the agreement on the five-year anniversary thereof, or for “cause,” Mr. Cowart will be entitled to any salary accrued through such termination date, as well as any other benefits to which he may be entitled under any stock plan or other benefit plan that we maintain. If such agreement is terminated without “cause” or Mr. Cowart resigns for “good reason,” Mr. Cowart will be entitled to continue to receive his salary then in effect for a period of six months following the date of termination.

Pursuant to the agreement, as long as Mr. Cowart is employed thereunder and for a period of six months thereafter, he may not engage or participate in any business that is in competition in any manner whatsoever with our business (as presently or hereafter conducted), subject to certain exceptions. Although Mr. Cowart will be prohibited from competing with us while he is employed with us, he will only be prohibited from competing for six months after his employment with us ends pursuant to his employment agreement, provided that Mr. Cowart is also prohibited from competing against us in connection with certain of our operations until August 17, 2017, as described in greater detail below under “Non-Competition and Non-Solicitation Agreement” (on page 27). Accordingly, Mr. Cowart could be in a position to use industry experience gained while working with us to compete with us.

Chris Carlson, Chief Financial Officer and Secretary

On or around March 29, 2011, with an effective date of April 1, 2010, we entered into an Employment Agreement with Chris Carlson, pursuant to which Mr. Carlson agreed to serve as our Chief Financial Officer, which was amended effective August 31, 2012 (the “Carlson Employment Agreement”).  Mr. Carlson is to receive (1) $175,000 per year ($195,000 effective for the 2013 fiscal year) during the term of the agreement, which continues until April 1, 2015 and (2) a bonus payment to be determined in the sole discretion of our Compensation Committee, which totaled $49,500 for the 2012 year and $127,162 for the 2013 year.

The Carlson Employment Agreement can be terminated by us for any reason, including for “Cause” – defined as a vote by our Board of Directors that Mr. Carlson should be dismissed as a result of (i) the commission of any act by Mr. Carlson constituting financial dishonesty against the Company (which act would be chargeable as a crime under applicable law); (ii) Carlson engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment, which, as determined in good faith by the Board of Directors is reasonably likely to: (A) materially adversely affect the business or the reputation of the Company with its current or prospective customers, suppliers, lenders and/or other third parties with whom it might do business; or (B) negligently expose the Company to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by Mr. Carlson to follow the directives of the Board of Directors; or (iv) Mr. Carlson’s inadequate performance of his duties to us, if not cured within thirty days of notice from us.

The Carlson Employment Agreement can be terminated by Mr. Carlson for any reason, including “Good Reason”, which is defined as (i) the assignment to Mr. Carlson of any duties materially inconsistent with Mr. Carlson’s positions, duties, authority, responsibilities and reporting requirements as provided in the Carlson Employment Agreement; or (ii) us or the Board of Directors taking any action which would require Mr. Carlson to be based outside of Houston, Texas, subject to the exclusions described in further detail in the Carlson Employment Agreement.

If Mr. Carlson’s Employment Agreement is terminated without cause by us or terminated by such executive for good cause, he is to receive severance pay equal to three months of salary.  If his employment is terminated for any other reason, he is to receive any compensation earned as of the termination date. Additionally, Mr. Carlson agreed that he would not directly or indirectly, compete with us for a period of six months following the termination of his employment with us as an employee, employer, consultant, agent, investor, principal, partner, stockholder, corporate officer or director of any entity (except as provided in the Carlson Employment Agreement).  Additionally, Mr. Carlson is also prohibited from competing against us in connection with certain of our operations until August 17, 2017, as described in greater detail below under “Non-Competition and Non-Solicitation Agreement” (page 27).

Matthew Lieb, Chief Operating Officer

With an effective date of April 16, 2009, we entered into an employment agreement with Matthew Lieb.  Pursuant to the terms of the employment agreement, Mr. Lieb is to serve as our Chief Operating Officer for a term of four years, renewable for additional one year periods thereafter, which agreement was automatically renewed for an additional one year period on April 16, 2013.  Pursuant to the employment agreement, so long as Mr. Lieb is employed by us for 12 months following the termination of his employment, Mr. Lieb is prohibited from competing with us. Pursuant to the employment agreement, Mr. Lieb was to receive a salary of $150,000 per year, which was amended, effective in February 2011 to provide for a salary of $75,000 per year.

If Mr. Lieb’s employment agreement is terminated without cause by us or for good reason by such executive, he is to receive six months of severance pay.  If his employment is terminated for any other reason, he is to receive any compensation earned as of the termination date.

Mr. Lieb was also granted options in connection with the entry into his employment agreement.  Mr. Lieb was granted options to purchase 200,000 shares, of which options to purchase 25,000 shares vested immediately and options to purchase 175,000 shares vested quarterly, at the rate of 10,937 per quarter, over the sixteen fiscal quarters following the first fiscal quarter after the effective grant date of the options, subject to acceleration and forfeiture as provided in the option agreement.  The exercise price of the option grants was set by the Board of Directors, based on the closing bid price of our common stock on May 9, 2009, at $0.50 per share, which includes the effects of the December 2008 1:10 reverse stock split of our common stock, which has been retroactively reflected herein.

Greg Wallace, Vice President of Refining and Marketing

On or around February 22, 2010, with an effective date of April 16, 2009, we entered into an Employment Agreement with Greg Wallace, pursuant to which Mr. Wallace agreed to serve as our Vice President of Refining and Marketing (the “Wallace Employment Agreement”).  The Wallace Employment Agreement incorporated certain terms and conditions of a pre-existing employment agreement between Mr. Wallace and Holdings.   The Wallace Employment Agreement was to remain in effect until July 14, 2013, unless terminated earlier as described below, provided that such agreement has been extended as discussed below. Mr. Wallace received a base salary of $125,000 for the twelve month period ending April 15, 2010 pursuant to the terms of the Wallace Employment Agreement and $135,000 per year for each remaining twelve month period during the term of the agreement.  Mr. Wallace also received stock options to purchase an aggregate of 100,000 shares of our common stock at $0.45 per share, vesting at the rate of ¼ of such options per year, which were granted to Mr. Wallace on July 15, 2009, and stock options to purchase an aggregate of 124,000 shares of our common stock at an exercise price of $1.20 per share, vesting at the rate of ¼ of such options per year, which were granted to Mr. Wallace on May 16, 2008, which options are subject to the terms and conditions of the Stock Option Agreements evidencing such grants.

The Wallace Employment Agreement can be terminated by the Company for any reason, including for “Cause” – defined as a vote by our Board of Directors that Mr. Wallace should be dismissed as a result of (i) the commission of any act by Mr. Wallace constituting financial dishonesty against us (which act would be chargeable as a crime under applicable law); (ii) Wallace’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment, which, as determined in good faith by the Board of Directors is reasonably likely to: (A) materially adversely affect the business or the reputation of us with our current or prospective customers, suppliers, lenders and/or other third parties with whom it might do business; or (B) negligently expose us to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by Mr. Wallace to follow the directives of the Board of Directors; or (iv) Mr. Wallace’s inadequate performance of his duties to us, if not cured within thirty days of notice from us.

The Wallace Employment Agreement can be terminated by Mr. Wallace for any reason, including “Good Reason”, which is defined as (i) the assignment to Mr. Wallace of any duties materially inconsistent with Mr. Wallace’s positions, duties, authority, responsibilities and reporting requirements as provided in the Wallace Employment Agreement; or (ii) us or the Board of Directors taking any action which would require Mr. Wallace to be based outside of Houston, Texas, subject to the exclusions described in further detail in the Wallace Employment Agreement.

In the event the Wallace Employment Agreement is terminated by us for Cause, or by reason of Mr. Wallace’s death, or if Mr. Wallace terminates the Wallace Employment Agreement for any reason other than Good Reason, Mr. Wallace is due any and all salary and other compensation earned by him as of the date of termination.  In the event the Wallace Employment Agreement is terminated other than for Cause by us, by reason of Mr. Wallace’s disability, or by Mr. Wallace for Good Reason, Mr. Wallace is due severance pay equal to 10 weeks’ salary, if the termination occurs prior to June 30, 2010; and equal to 10 weeks of severance pay, plus two additional weeks of severance pay for each year that has passed since June 30, 2010.  Additionally, Mr. Wallace agreed that he would not directly or indirectly, compete with us for a period of six months following the termination of his employment with us as an employee, employer, consultant, agent, investor, principal, partner, stockholder (except as provided in the Wallace Employment Agreement), corporate officer or director of any entity. Mr. Wallace is also prohibited from competing against us in connection with certain of our operations until August 17, 2017, as described in greater detail below under “Non-Competition and Non-Solicitation Agreement” (page 27).

We have subsequently entered into various addendums to the employment agreement with Mr. Wallace, the latest of which was entered into in June 2012.  Pursuant to the addendums, in the event we earn “Adjusted Gross Margin” (equal to Gross Margin minus general and administrative overhead directly related to the segments of our Refining and Marketing divisions which relate to business conducted in Port Arthur, Texas, and which are managed by Mr. Wallace and excluding our proprietary Thermal Chemical Extraction Process (“TCEP”)), for the years ended December 31, 2011, 2012, 2013 or 2014, we agreed to pay Mr. Wallace a bonus equal to 10% of such Adjusted Gross Margin for each applicable year.    For the year ended December 31, 2011, a total of $247,739 was due to Mr. Wallace which bonus was paid during 2012. Additionally, in the event that year-end Adjusted Gross Margin exceeds certain pre-approved thresholds ($2,477,393 in the 2012 year and $3,116,663 in the 2013 year), Mr. Wallace is able to earn an additional bonus equal to 5% of Adjusted Gross Margin.  For the year ended December 31, 2012, a total of $343,630 was due to Mr. Wallace, which was paid throughout fiscal 2013 pursuant to the agreement terms. For the year ended December 31, 2013, a total of $284,958 was due to Mr. Wallace, which will be paid throughout fiscal 2014 pursuant to the agreement terms. We also agreed to pay Mr. Wallace a bonus of 15% of any Adjusted Gross Margin for the year ended December 31, 2015.   Mr. Wallace ceases to earn any bonuses upon such time as his employment with us is terminated.

John Strickland, Manager of Supply and Trading

On or around July 2012, with an effective date of September 1, 2012, we entered into an Employment Agreement with John Strickland, pursuant to which Mr. Strickland agreed to serve as our Manager of Supply and Trading (the “Strickland Employment Agreement”).  Mr. Strickland is to receive a base salary of $150,000 per year during the term of the agreement, which continues until August 31, 2017, provided that the agreement automatically extends for additional one (1) year periods in the event that neither party provides the other written notice of their intent not to automatically extend such agreement at least sixty (60) days prior to the end of the then current term of such agreement.

The Strickland Employment Agreement can be terminated by us for any reason, including for “Cause” – defined as (i) Mr. Strickland materially breaching any obligation, duty, covenant or agreement under the agreement, which breach is not cured or corrected within thirty (30) days of written notice thereof from the Company (if curable pursuant to the terms of the agreement); (ii) Mr. Strickland commits any material act of misappropriation of funds or embezzlement; (iii) Mr. Strickland commits any material act of fraud; or (iv) Mr. Strickland is convicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law.

The Strickland Employment Agreement can be terminated by Mr. Strickland for any reason, including “Good Reason”, which is defined as (a) without Mr. Strickland’s consent, his position or duties are modified by the Company to such an extent that his duties are no longer consistent with the position provided for in the employment agreement, (b) there has been a material breach by us of a material term of the agreement or Mr. Strickland reasonably believes that we are violating any law which would have a material adverse effect on our operations and such violation continues uncured following thirty (30) days after written notice of such violation or breach by us, (c) Mr. Strickland’s compensation is reduced without Mr. Strickland’s consent,  (d) Mr. Strickland is forced by us to permanently move more than thirty (30) miles from his current location, or (e) we fail to pay to Mr. Strickland any compensation due to him upon five (5) days written notice from Mr. Strickland informing us of such failure.

If Mr. Strickland’s Employment Agreement is terminated without cause by us or terminated for good cause by Mr. Strickland, he is to receive severance pay equal to six weeks of salary.  If his employment is terminated for any other reason, he is to receive any compensation earned as of the termination date. Additionally, Mr. Strickland agreed that he would not directly or indirectly, compete with us for a period of six months following the termination of his employment with us as an employee, employer, consultant, agent, investor, principal, partner, stockholder, corporate officer or director of any entity (except as provided in the Strickland Employment Agreement).

Mr. Strickland was granted options to acquire up to one hundred fifty thousand shares of our common stock in connection with our entry into the agreement.

Non-Competition and Non-Solicitation Agreement

Effective August 31, 2012, in connection with the Acquisition (described below under “Certain Relationships and Related Party Transactions” – “Material Acquisition” (page 30)), we entered into a Non-Competition and Non-Solicitation Agreement with Holdings, Mr. Cowart (and an entity which he controlled), Mr. Carlson and Mr. Wallace (the “Non-Compete Parties” and “Non-Competition Agreement”). Pursuant to the Non-Competition Agreement, the Non-Compete Parties agreed, through themselves and their affiliates, to not directly or indirectly conduct, control or participate in the business of transporting, storing, processing and refining petroleum products, crudes and lubricants in the states of Alabama, Arkansas, Arizona, California, Florida, Georgia, Iowa, Illinois, Kentucky, Louisiana, Michigan, North Carolina, Nevada, New York, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee and Texas, for a period of five years.  The Non-Competition Agreement also restricts the Non-Compete Parties from soliciting, inducing or attempting to induce, persuade or entice any employee of Vertex Acquisition Sub, LLC or its subsidiaries, which was an employee prior to the Acquisition, to leave their employment, subject to certain limited exceptions described in the Non-Competition Agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In October 2012, affiliates of Trellus Management Company, LLC converted 1,250,346 shares of our Series A Preferred Stock (held by its affiliates) into 1,250,346 shares of our common stock.

The Company has previously and continues (from time to time) to sell feedstock to Westport, which Mr. Harvey, who became a director of the Company effective January 2, 2013, served as a Vice President of from November 1987 to June 2012.

E-Source Holdings, LLC (“E-Source”) our 51% owned subsidiary, subleases office and building space from BBP Landtex, which is the 49% minority owner of E-Source. Rental payments under the lease are $3,500 per month. In addition, there is a monthly fee for miscellaneous services and 75% of the utilities.

Merger

On April 16, 2009, we consummated the transactions contemplated by the Amended and Restated Agreement and Plan of Merger dated May 19, 2008, by and between Holdings, us, World Waste Technologies, Inc., a California corporation (“WWT” or “World Waste”), Vertex Merger Sub, LLC, a California limited liability company and our wholly-owned subsidiary (“Merger Subsidiary”), and Benjamin P. Cowart, our Chief Executive Officer, as agent for our stockholders (as amended from time to time, the “Merger Agreement”).  In connection therewith, World Waste merged with and into Merger Subsidiary, with Merger Subsidiary continuing as the surviving corporation and becoming our wholly-owned subsidiary (the “Merger”).   In connection with the Merger our operations changed to those of Merger Subsidiary, an environmental services company that recycles industrial waste streams and off-specification commercial chemical products with a primary focus on recycling used motor oil and other petroleum by-products.

Following the Merger, certain related parties and other parties affiliated with Mr. Cowart and VTX, Inc., which is wholly-owned by Mr. Cowart, our Chief Executive Officer, Chairman and largest stockholder, which was the general partner of all of the entities described below, continued to have significant relationships and affiliations with the Company as described below.  Such relationships and affiliations continued until September 11, 2012, when the transactions contemplated by the Acquisition (described in greater detail below under “Material Acquisition”) were consummated and the Company acquired 100% of the equity interests in Vertex Acquisition Sub, LLC which owned all of the equity interests in Cedar Marine Terminals, L.P. (“CMT”); Crossroad Carriers, L.P. (“Crossroad”); Vertex Recovery, L.P. (“Vertex Recovery”); and H&H Oil, L.P. (“H&H Oil”), and certain real property previously owned by B & S Cowart Family L.P. (“B&S LP”) and located in Baytown, Texas and Pflugerville, Texas prior to closing. Mr. Cowart directly or indirectly owned a 77% interest in Holdings and a 100% interest in B&S LP.  Additionally, Chris Carlson, our Chief Financial Officer, owned a 10% interest in Holdings.

Subsequent to the closing of the Merger and prior to the closing of the Acquisition, we had various relationships with related parties and affiliates (including Vertex Holdings, L.P. (“Holdings”), CMT, Crossroad, Vertex Recovery and H&H Oil), which ceased as of the date of the Acquisition.

Included in those transactions was, (a) the requirement that we pay $1.6 million to Holdings pursuant to an Asset Transfer Agreement and the terms of the Merger, which was paid as of the date of the Acquisition; (b) our lease of approximately 30,000 barrels in storage capacity for our Black Oil division at CMT, located in Baytown, Texas at a monthly rental expense of $22,500; and (c) our rental of approximately 45,000 barrels in storage capacity for our TCEP at CMT, located in Baytown, Texas at a monthly rental expense of $45,000.

Affiliated Employees

Certain of our employees previously spent a portion of their time working on behalf of companies that were affiliates of Mr. Cowart. These employees were not compensated by us for any time dedicated to those companies.  Subsequent to the closing of the Acquisition, we believe that the total time spent by our employees working on non-Company related enterprises, including those affiliated with Mr. Cowart, will be minimal.

Services Agreement

In connection with the Merger, we and Holdings entered into a Services Agreement (the “Services Agreement”).  Pursuant to the Services Agreement, Holdings (through its various affiliates) agreed to perform services for us, billed at the lesser of (a) the rates Holdings charges to non-affiliates, and  (b) rates less than the amount Holdings charges to non-affiliates as mutually agreed between the parties, including the following:

•	Transportation services through Crossroad for the transportation of our feedstock and refined and re-refined petroleum products;

•
Environmental compliance and regulatory oversight services to be performed by Vertex Residual Management Group LP. (which entity was subsequently dissolved and no longer provides services to the Company); and

•	Terminaling services through CMT for the storage and loading out of feedstock by barge, unless such services are covered under a separate agreement entered into between the Parties.

The Services Agreement was terminated as a result of the closing of the Acquisition, as we acquired the assets and operations of Crossroad and CMT.

Operating and Licensing Agreement

Additionally, in connection with the Merger and effective as of the effective date of the Merger, we and CMT entered into an Operating and Licensing Agreement.  Pursuant to the Operating Agreement, CMT agreed to provide services to us in connection with the operation of the Terminal run by CMT, and the operations of and use of TCEP, in connection with a Terminaling Agreement by and between CMT and us.  Additionally, we had the right, following the payment of the R&D Costs (as defined below) to use the first 33,000 monthly barrels of the capacity of TCEP pursuant to the terms of the Operating Agreement, with CMT being provided the right to use the next 20,000 barrels of capacity and any additional capacity allocated pro rata (based on the percentages above), subject to separate mutually agreeable allocations.

The Operating Agreement had a term expiring on February 28, 2017, and could be terminated (a) by the mutual consent of both parties, (b) with thirty days prior written notice, if any term of the agreement is breached, by the non-breaching party, or (c) at any time after the R&D Costs (as defined below) are paid and Mr. Cowart’s employment has been terminated by us; provided that the parties intended for the rights granted pursuant to the License (defined below) to be perpetual.

In consideration for the services to be rendered pursuant to the Operating Agreement, we agreed to pay CMT its actual costs and expenses associated with providing such services, plus 10%, subject to a maximum price per gallon of $0.40, subject to TCEP meeting certain minimum volume requirements as provided in the agreement.  The maximum price to be paid per gallon was subject to change based on the mutual agreement of both parties.

Pursuant to the Operating Agreement, we also had the right to a non-revocable, non-transferable, royalty-free, perpetual (except as provided in the agreement) license to use the technology associated with the operations of TCEP in any market in the world, provided that we pay CMT the documented net development costs of TCEP.

The Operating Agreement was terminated as a result of the closing of the Acquisition, as we acquired the assets and operations of CMT, including all rights to TCEP.

All of the transactions described above, and the Acquisition below, were approved and ratified by our Related Party Transaction Committee (described in greater detail above under “Corporate Governance” – “Related Party Transaction Committee” on page 13), after taking into account various factors, including (i) the relationships of the related parties described above to us; (ii) the material facts underlying each transaction; (iii) the anticipated benefits to us and related costs associated with such benefits; (iv) whether comparable products or services were available; and (v) the terms we could receive from an unrelated third party.  Our Related Party Transaction committee will similarly review any related party transactions moving forward.

Right of First Refusal Agreement

Effective as of the date of the Merger, we had the right, pursuant to a Right of First Refusal Agreement, to (a) match any third-party offer to purchase Holdings, or any of its subsidiaries or assets (the “Property”) within thirty (30) days of the date such offer is received by Vertex, and (b) following the expiration of eighteen (18) months following the effective date of the Merger, to purchase any of the Property at a price to be determined by an independent third-party evaluation expert mutually agreed upon by the parties.

Material Acquisition

Effective as of August 31, 2012, we acquired 100% of the outstanding equity interests of Vertex Acquisition Sub, LLC (“Acquisition Sub”), a special purpose entity consisting of substantially all of the assets of Holdings and real-estate properties of B&S LP (the “Acquisition”).  Prior to closing the Acquisition, Holdings contributed to Acquisition Sub substantially all of its assets and liabilities relating to the business of transporting, storing, processing and re-refining petroleum products, crudes and used lubricants, including all of the outstanding equity interests in Holdings’ wholly-owned operating subsidiaries, CMT; Crossroad; Vertex Recovery; and H&H Oil, and B&S LP contributed real estate associated with the operations of H&H Oil.

We paid the following consideration for 100% of the equity interests in Acquisition Sub (i) to Holdings, (a) $14.8 million in cash and assumed debt; and (b) 4,545,455 million restricted shares of our common stock; and (ii) to B&S LP, $1.7 million cash consideration, representing the appraised value of certain real estate contributed by B&S LP to Acquisition Sub.  Additionally, for each of the three one-year periods following September 11, 2012, Holdings will be eligible to receive earn-out payments of $2.23 million, up to $6.7 million in the aggregate, contingent on the combined company achieving adjusted EBITDA targets of $10.75 million, $12.0 million and $13.5 million, respectively, in those periods. As of December 31, 2013, it has been determined that the 2013 earnings target will not be met and the contingent consideration has been reduced by $1,850,000, which represents the discounted cash flow for year one. It has also been determined that there is a 25% probability that the 2014 earnings target will not be met and the contingent consideration has been reduced by $388,750, which represents 25% of the discounted cash flows for year two.

Benjamin P. Cowart, our Chief Executive Officer, President, Chairman and largest stockholder directly or indirectly owned a 77% interest in Holdings and a 100% interest in B&S LP.  Additionally, Chris Carlson, our Chief Financial Officer, owned a 10% interest in Holdings.

Effective August 31, 2012, in connection with the Acquisition, we entered into the Non-Competition Agreement with Holdings, Mr. Cowart (and an affiliated entity), Mr. Carlson and Mr. Wallace, described in greater detail above under ”Executive Compensation” – “Non-Competition and Non-Solicitation Agreement”.

Related Party Revenues and Inventory Purchases

The Company had inventory purchases from related parties of $0 and $9,569,772 for the years ended December 31, 2013 and 2012, respectively. The Company also incurred process costs of $0 and $5,331,195 for the years ended December 31, 2013 and 2012, respectively.  The costs arise from the TCEP operating agreement with CMT (which entity was acquired as part of the Acquisition), whereby we paid up to $0.40 per gallon of processing costs.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file reports of their ownership of, and transactions in, our common stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers, we believe that all filings required to be made under Section 16(a) during 2013 were timely made, except that Dan Borgen, our director, inadvertently failed to timely report, one transaction on Form 4; Timothy Harvey, our director, inadvertently failed to timely report, two transactions on Form 4; and David Phillips, our director, failed to timely report, thirteen transactions on Form 4.

Pursuant to SEC rules, we are not required to disclose in this proxy statement any failure to timely file a Section 16(a) report that has been disclosed by us in a prior proxy statement.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected to hold office until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Benjamin P. Cowart, Dan Borgen, David L. Phillips, Christopher Stratton and Timothy Harvey, all of whom are current directors of our company.   If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of March 31, 2014.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

BENJAMIN P. COWART (Age 45)
CHAIRMAN
Director since April 2009

Mr. Cowart has served as our Chairman, Chief Executive Officer and President since April 2009.  Mr. Cowart has been involved in the petroleum recycling industry for over 25 years. Mr. Cowart is the founder of the Vertex group of companies and has served such companies since 2001. As a leader in the recycling field, Mr. Cowart helped pioneer the reclamation industry by developing recycling options for many residual materials once managed as a hazardous waste. Mr. Cowart co-authored the industry’s first e-commerce operating system for the digital management of petroleum waste and residual materials. Mr. Cowart was awarded the 2003 Business Man of the Year from The National Republican Congressional Committee, and served on NORA’s Board of Directors and as President in 2008. Mr. Cowart has taken an active role in the petroleum industry with his involvement in speaking, consulting, chairing, and serving on various committees and industry associations. Prior to the formation of Holdings, Mr. Cowart served as the Vice President of Aaron Oil Company, a regional recycler in Alabama.

Director Qualifications:

Mr. Cowart has extensive industry knowledge as well as a deep knowledge as our founder, of our history, strategy and culture.  Having led us as CEO and founder, Mr. Cowart has been the driving force behind the strategy and operations that have led to our growth thus far.  His experience at the various levels of the industry over the past 25 years brings valued insight to all of our facets.

DAN BORGEN (Age 53)
Director since June 2008

Mr. Borgen currently serves as Chairman, Chief Executive Officer and President of U.S. Development Group LLC (“USD”), where he has worked since May 1995. In his current role, Mr. Borgen guides all senior aspects of USD’s corporate activities. USD is comprised of wholly-owned subsidiaries that focus on industrial development, logistics, products terminaling, power corridors, financial services and gasification. In addition to his work with USD, Mr. Borgen has served as President of U.S. Right-of-Way Corporation since June 1993. Prior to this, Mr. Borgen worked for eleven years as an investment banker serving as Merger & Acquisition Director, Portfolio Manager and as a member of the Executive Committee for strategic planning and development. His activities were focused on manufacturing, food service, oil and gas exploration/production, telecommunications, banking and Western European finance. In his capacity as an investment banker, Mr. Borgen served as Vice President of The Oxford Group from July 1990 to June 1993, Vice President/Principal of The Paramount Companies from July 1985 to April 1990 and Manager - Investor Relations of Invoil Inc. from April 1982 to June 1985.

Director Qualifications:

With his extensive background in business operations, finance, deal structures and capital markets, Mr. Borgen brings a unique portfolio of business expertise to us.  A large part of Mr. Borgen’s executive experience has been in the operations and logistics segment of the petroleum industry.  His service and leadership with leading organizations in financial and operational roles reflects his expertise in navigating opportunities that complex organizations such as us face.

DAVID L. PHILLIPS (Age 57)
Director since June 2008

Mr. Phillips is currently the Managing Partner of Bilateral Initiatives LLP, an international business-to-business consulting firm specializing in providing key strategic expansion and corporate growth advice to the chairman and chief executive level members of various firms. Mr. Phillips is also Managing Partner of Phillips International Law Group PLLC, a worldwide recognized international law firm specializing in mergers, acquisitions, project development and EPC construction work with a focus on the international energy landscape in the oil, gas, chemical and power downstream sector and the alternative energy industry. Mr. Phillips’ clients include worldwide energy companies, including several Middle East National Oil Companies. Prior to his founding of Bilateral Initiatives LLP and the Phillips International Law Group, Mr. Phillips was a partner at the law firm of Jackson Walker LLP from May 2002 until May 2008 and chaired several of the firm’s practice areas over that period. Prior to working at Jackson Walker LLP, from May 1995 to May 2002, Mr. Phillips served as a chief executive officer in the former KeySpan Energy Corporation, a $14 billion public energy conglomerate based in New York City, and as a member of the board of directors of certain KeySpan subsidiaries. From June 1991 to May 1995, Mr. Phillips served as chief executive officer in Equitable Resources, Inc. (“Equitable”), a $6 billion public gas utility holding company based in Pittsburgh, Pennsylvania, and as a member of the board of directors of certain of Equitable’s subsidiaries. Mr. Phillips also served as the General Counsel to Eastex Energy Inc., a public midstream energy company, from June 1985 to May 1991, which was later acquired by El Paso Energy and ultimately Enterprise Products LP.

In addition to his current roles at Bilateral Initiatives LLP and Phillips International Law Group PLLC, Mr. Phillips is the Chairman of the Board of Directors and the Executive Board of Advisors, Ambassadors, Ministers & Former US Cabinet Secretaries of the Bilateral US Arab Chamber of Commerce.

Mr. Phillips received his bachelor’s degree from the University of Texas in August 1984 and his Juris Doctor from the South Texas College of Law in August 1988. Mr. Phillips is a member of the State Bar of Texas, International Bar Association, American Bar Association, and the Houston Bar Association. He is also a member of the Oil, Gas & Energy Law Section, the Business Law Section, and the Corporate Counsel Section of the State Bar of Texas and Houston Bar Association. Additionally, he is a member of the Natural Resources, Energy and Environmental Law Section of the American Bar Association & International Bar Association.

Director Qualifications:

Mr. Phillips has had a long and successful career in the energy sector serving in various capacities, having been the CEO, legal counsel and board member of various large public companies.  In addition to his extensive experience in oil and gas, he was also a partner in the law firm of Jackson Walker, LLP.  Mr. Phillips background brings insights into corporate structure and project development, along with expansion and corporate growth.

CHRISTOPHER STRATTON (Age 45)
Director since July 2010

Mr. Stratton served as our Chief Financial Officer between August 24, 2009 and June 2010.   Since September 2013, Mr. Stratton has served as Chief Financial Officer of Agspring, LLC.  Mr. Stratton also served as CFO for Pro Energy Services from June 2010 until September 2013.  Mr. Stratton served as Director of Finance for CITI in the Global Commodities Group, until August 2009, a position which he had held since June 2005.  Prior to joining CITI, Mr. Stratton served as a Senior Manager with PricewaterhouseCoopers, LLC, from July 1998 to June 2005.  From May 1990 to July 1997, Mr. Stratton co-founded and was employed as Vice President by Marketlink International, Inc., an international trade company which performed commodity trading of industrial products throughout North America, South America, Europe and Asia.  Mr. Stratton obtained his Bachelor of Business Administration in Accounting from Baylor University in 1991 and his Master of Business Administration (Finance and Entrepreneurship) from Rice University in 1999.  Mr. Stratton is also a Certified Public Accountant.  He is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the Rice University Jones Graduate School of Management Partners.

Director Qualifications:

With his extensive background in auditing, accounting, finance, risk and capital markets, Mr. Stratton brings a strong grasp of how to deploy assets and optimize a company’s capital structure to us.  He also brings a good understanding of commodity markets and hedging strategies for risk management, which is beneficial to us and the Board.

TIMOTHY C. HARVEY (Age 56)
Director since January 2013

Mr. Harvey served as a Vice President of Oil Trading at Westport Petroleum, Inc. (“Westport”), which operates in the petroleum trading, blending and transportation industries, from November 1987 to June 2012, during which time he specialized in Black Oil trading. From May 1986 to October 1987, Mr. Harvey served in an oil trading position with Shell International, providing services in throughput trading and sourcing. From May 1984 to May 1986, Mr. Harvey served as a supply trading analyst with Shell Oil Company. From June 1980 to May 1984, Mr. Harvey served as a logistics analyst with Shell Chemical Company. Mr. Harvey obtained his Bachelor’s degree from the University of Tennessee at Knoxville in Business Marketing and Transportation in 1980.

Director Qualifications:

We believe that Mr. Harvey’s 20+ years of experience in oil trading and sourcing provides him unique and specialized knowledge which qualifies him to serve on the Company’s Board of Directors.

What Vote Is Required To Elect The Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock and Series A Convertible Preferred Stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at five. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected LBB & Associates Ltd., LLP (“LBB”), as the Company’s independent auditors for the fiscal year ended December 31, 2014, and recommends that the stockholders vote to ratify such appointment.

The Company does not anticipate a representative from LBB to be present at the annual stockholders meeting. In the event that a representative of LBB is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

AUDIT FEES

The Company previously appointed LBB as the Company’s independent auditors to audit the consolidated financial statements of the Company for the fiscal years ended December 31, 2013 and December 31, 2012.

Following is a summary of the fees expensed relating to professional services rendered by LBB for the fiscal years ended December 31, 2013 and December 31, 2012:

Fee Category	2013 Fees	2012 Fees
Audit Related Fees	$130,129	$96,639
All Other Fees	32,924	14,035
Total Fees	$163,053	$110,674

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee pre-approved all services, audit and non-audit related, provided to us by LBB for 2013 and 2012.

 In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of LBB to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of LBB as the Company’s independent auditor for the year ended December 31, 2014. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of LBB as our independent registered public accounting firm.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of LBB.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

STOCKHOLDER PROPOSALS

Proposals for 2015 Annual Meeting of Stockholders and 2015 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2015 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 1331 Gemini Street, Suite 250, Houston, Texas 77058, not earlier than the close of business on February 3, 2015, and not later than the close of business on March 5, 2015, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2015 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after June 3, 2015. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2015 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act.  The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Stockholder nominations for director candidates must include (a) as to each person whom the Stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholders Proposals” on page 37 below.

Voting

Shares may be voted at the Annual Meeting or may be represented by proxy at the meeting by completing and returning the proxy card or voting by telephone, fax, mail or by Internet. If a quorum is present, the affirmative vote of a majority of the votes cast on the proposal relating to the appointment of LBB & Associates Ltd., LLP as the Company’s independent auditors for the year ending December 31, 2014, and to act on any other matters properly brought before the meeting, is required for such proposal(s) to be ratified. The directors of the Company are appointed by a plurality of the votes cast.

Shares represented by proxies which are marked or voted “withhold authority” with respect to the election of any one or more nominees for election as directors, proxies which are marked or voted “abstain” on the proposal to ratify the appointment of LBB & Associates Ltd., LLP as the Company’s independent registered public accounting firm for fiscal 2014, and proxies which are marked or voted to deny discretionary authority on other matters will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee or nominees, against the proposal to ratify the appointment of LBB & Associates Ltd., LLP as the Company’s independent registered public accounting firm for fiscal 2014, and against such other matters, respectively.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above.  Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Vertex Energy, Inc., 1331 Gemini, Suite 250, Houston, Texas 77058.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Vertex Energy, Inc.
1331 Gemini, Suite 250
Houston, Texas 77058

By Order of the Board of Directors,

__________________
Benjamin P. Cowart, Chairman

FORM OF PROXY
(SEE ATTACHED)

VERTEX ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – JUNE 3, 2014 AT 10:00 AM CST

CONTROL ID:
REQUEST ID:

The undersigned stockholder of VERTEX ENERGY, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around April 22, 2014, and hereby appoints Benjamin P. Cowart and Chris Carlson (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2014 Annual Meeting of Stockholders of the Company, to be held on June 3, 2014 at 10 A.M. central standard time at Bay Oaks Country Club, 14545 Bay Oaks Boulevard, Houston, Texas 77059, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting.  You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/VTNR
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF VERTEX ENERGY, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND 2 BELOW

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Benjamin P. Cowart				☐
	Dan Borgen				☐	CONTROL ID:
	David Phillips				☐	REQUEST ID:
	Christopher Stratton				☐
	Timothy Harvey				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of LBB & Associates Ltd., LLP, as the company’s independent auditors for the fiscal year ending December 31, 2014.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” Proposal 1 and 2, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)